UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K/A
(Amendment No. 2)
Current Report
Pursuant To Section 13 Or 15(D) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event initially reported): June 26, 2007
MRV COMMUNICATIONS, INC.
(Name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of Incorporation or organization)	001-11174 (Commission File Number)	06-1340090 (I.R.S. Employer Identification Number)

20415 Nordhoff Street, Chatsworth, California (Address of principal executive offices)		91311 (Zip Code)
Registrant’s telephone number, including area code: (818) 773-0900
Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01. Exhibits.
SIGNATURE
EXHIBIT 99.2

As used in this Report, “we”, “us,” “our,” “MRV,” “registrant” or the “Company” refer to MRV Communications, Inc. and its consolidated subsidiaries and “Fiberxon” refers to Fiberxon, Inc. and its consolidated subsidiaries, which MRV acquired on July 1, 2007.
Explanatory Note
As previously reported in our Report on Form 8-K dated, and filed with, the Securities and Exchange Commission, or SEC, on July 2, 2007, on July 1, 2007 we completed the acquisition of Fiberxon and its subsidiaries, in accordance with an Agreement and Plan of Merger dated as of January 26, 2007, as amended by Amendment No. 1 thereto dated June 26, 2007. On October 1, 2007, we filed with the SEC a Form 8-K/A (Amendment No. 1) to the Current Report on Form 8-K filed by us on July 2, 2007 to include the audited financial statements of Fiberxon and the pro forma financial information required under parts (a) and (b), respectively, of Item 9.01 of Form 8-K.
As previously reported in our Form 10-Q for the quarter ended September 30, 2007, which we filed with the SEC on November 9, 2007, we received comments from the SEC’s staff on the pro forma financial information included in our Form 8-K/A (Amendment No. 1) and expected to file another amendment to our Form 8-K filed on July 2, 2007 to include revised pro forma financial information relating to our acquisition of Fiberxon. This Form 8-K/A (Amendment No. 2) amends Item 9.01(b) of our Form 8-K/A (Amendment No. 1) and includes, as Exhibit 99.2, revised pro forma financial information relating to our acquisition of Fiberxon. The pro forma financial information included as Exhibit 99.2 to this Amended Report should be read in lieu of Exhibit 99.2 in our Form 8-K/A (Amendment 1).
Item 9.01.       Exhibits.
(b) Pro forma financial information.
The following pro forma financial information is filed as Exhibits 99.2 and is incorporated herein by this reference:

Exhibit	Page	Description
99.2	PF-1	Unaudited Pro Forma Condensed Combined Financial Information

	PF-2	Unaudited Pro Forma Condensed Combined Statement of Operations For the Six Months Ended June 30, 2007

	PF-3	Unaudited Pro Forma Condensed Combined Balance Sheet At June 30, 2007

	PF-4	Unaudited Pro Forma Condensed Combined Statement of Operations For the Year Ended December 31, 2006

	PF-5	Unaudited Pro Forma Condensed Combined Balance Sheet At December 31, 2006

	PF-6	Notes to Unaudited Pro Forma Condensed Consolidated Financial Information
(d) Exhibits.

Exhibit No.	Description of Exhibit.

99.2	Unaudited Pro Forma Condensed Combined Financial Information

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.
Date: November 16, 2007

MRV COMMUNICATIONS, INC.
By:	/s/ Noam Lotan
Noam Lotan
President and Chief Executive Officer (Principal Executive Officer)